UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date of earliest event reported)      SEPTEMBER 30, 2005
                                                   -----------------------------
                                                        (SEPTEMBER 26, 2005)
                                                   -----------------------------

                            FORSYTH BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

            000-24163                                  58-2231953
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     (Commission File Number)               (IRS Employer Identification No.)

     651 VETERANS MEMORIAL BOULEVARD, CUMMING, GEORGIA               30040
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (770) 886-9500
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Tom L. Bower, III resigned from the position of director of Forsyth Bancshares, Inc. effective September 26, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FORSYTH BANCSHARES, INC.

Dated: September 30, 2005
                                    By:    /s/Timothy M. Perry
                                           -------------------------------------
                                    Name:  Timothy M. Perry
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------